J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(Morgan Class and Class C Shares)

(each a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Morgan Class and Class C Shares)

(each a series of JPMorgan Trust II)

Supplement dated November 25, 2014

to the Prospectuses dated July 1, 2014, as supplemented

Effective March 1, 2015, the minimum subsequent investment will be $50; as a result, at that time, the first paragraph under “How Your Account Works — Buying Fund Shares — Minimum Investments” will be deleted in its entirety and replaced with the following:

Morgan and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $50 per Fund. A lower minimum may be available under the Systematic Investment Plan. If you already hold Class B Shares of a Fund, you may purchase Morgan or Class C Shares in the same Fund without regard to the initial minimum investment requirement; however, subsequent investment requirements will apply.

Effective March 1, 2015, the first paragraph under “How Your Account Works – Buying Fund Shares — Through a Systematic Investment Plan” will be deleted in its entirety and replaced with the following:

You may purchase additional Morgan or Class C Shares by making automatic periodic investments from your bank account. If you have met the required minimum investment of $1,000 per Fund, you can make additional systematic investments of $50 or more per month ($25 per month if your Systematic Investment Plan was set up prior to March 1, 2015). You may also choose to make an initial investment of an amount less than the required minimum as long as your initial investment is at least $50 and you agree to make regular monthly investments of at least $50. If you already hold Class B Shares of a Fund, you may purchase Morgan or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial minimum investment requirement; however, subsequent investment requirements will apply. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

Effective March 1, 2015, the second paragraph under “How Your Account Works — Other Information Concerning the Funds” will be deleted in its entirety and replaced with the following:

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within 18 months of the establishment of the account.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MM-1114